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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2000

                                  AVTEAM, INC.
             (Exact name of registrant as specified in its charter)

          Florida                         0-20889             65-0313187
----------------------------           ------------       -------------------
(State or other jurisdiction           (Commission         (I.R.S. Employer
    of incorporation or                File Number)       Identification No.)
       organization)

                               3230 Executive Way
                             Miramar, Florida 33025
          ------------------------------------------------------------
          (Address, including zip code, of principal executive office)


                                 (954) 431-2359
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)







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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 20, 2000, Ernst & Young, LLP ("Ernst & Young") informed AVTEAM, Inc., a Florida corporation (the "Company") that Ernst & Young resigned as the Company's principal independent public accountant.

The reports of Ernst & Young on the Company's financial statements for each of the two years in the period ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999, and in the interim period through the date this Report, there have been no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report on the Company's financial statements.

During the Company's two most recent fiscal years and through the date of this Report, the Company had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 23, 2000 is filed as Exhibit 16 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         C)       Exhibits

         (16)     Letter re change in certifying accountant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AVTEAM, INC.



Date:    June 26, 2000                By: /s/ Donald A. Graw
                                          -------------------------------------
                                          Donald A. Graw
                                          President and Chief Executive Officer




                                  EXHIBIT INDEX


Exhibit             Description
-------             -----------
16                  Letter re changing certifying accountant






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